Exhibit 99.2

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF OPERATIONS (PRELIMINARY/UNAUDITED)
(in Millions, Except per Share Amounts)

	3 Months - September			9 Months - September
	2003	2002	% Change	2003	2002	% Change

Operating Revenues	$1,654	$1,657	—	$5,349	$5,025	6%

Operating Expenses
Fuel, purchased power and gas	452	501	-10%	1,758	1,639	7%
Operation and maintenance	709	615	15%	2,197	1,781	23%
Depreciation, depletion and amortization	170	204	-17%	547	573	-5%
Taxes other than income	71	87	-18%	255	261	-2%

	1,402	1,407	—	4,757	4,254	12%

Operating Income	252	250	1%	592	771	-23%

Other (Income) and Deductions
Interest expense	130	135	-4%	395	407	-3%
Interest expense from preferred securities of subsidiary	5	—	—	5	—	—
Preferred stock dividends of subsidiaries	—	6	—	12	19	-37%
Interest income	(7)	(9)	-22%	(22)	(20)	10%
Other income	(44)	(4)	n/m	(75)	(22)	n/m
Other expenses	31	8	n/m	82	31	n/m

	115	136	-15%	397	415	-4%

Income Before Income Taxes	137	114	20%	195	356	-45%
Income Tax Benefit	(43)	(25)	-72%	(56)	(36)	-56%

Income from Continuing Operations	180	139	29%	251	392	-36%

Discontinued Operations — ITC
Income from operations	—	22	—	5	37	n/m
Gain on sale	(4)	—	—	63	—	—

	(4)	22	n/m	68	37	n/m

Cumulative Effect of Accounting Changes
Asset retirement obligations	—	—	—	(11)	—	—
Energy trading activities	—	—	—	(16)	—	—

	—	—	—	(27)	—	n/m

Reported Net Income	$176	$161	9%	$292	$429	-32%

Reported Earnings per Diluted Share	$1.04	$0.96	9%	$1.73	$2.62	-34%

Significant Items Impacting Comparability
Unusual Items
August 2003 Blackout Costs	0.10	—	—	0.10	—	—
Loss on Sale of Steam Heating Business	—	—	—	0.08	—	—
Contribution to DTE Energy Foundation	—	—	—	0.06	—	—
Disallowance of Gas Costs	—	—	—	0.10	—	—
Energy Trading Activities (EITF 98-10 flowback)	—	—	—	(0.10)	—	—
Effective Tax Rate Adjustment	(0.49)	(0.11)	n/m	0.42	(0.03)	n/m
Discontinued Operations
Income from operations of ITC	—	(0.13)	—	(0.03)	(0.23)	n/m
Gain on sale of ITC	0.02	—	—	(0.37)	—	n/m
Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	—	—	0.07	—	n/m
Energy Trading Activities (EITF 98-10 implementation)	—	—	—	0.09	—	n/m

Operating Earnings per Diluted Share	$0.67	$0.72	-7%	$2.15	$2.36	-9%

Average Common Shares
Basic	168	167	1%	168	163	3%
Diluted	168	168	—	168	164	2%
Dividends Declared per Common Share	$0.515	$0.515	—	$1.55	$1.55	—

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to
Consolidated Financial Statements appearing in the Annual Report to Shareholders, 10K and 10Q.

n/m — not meaningful

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES

Earnings Variance Analysis (Preliminary/Unaudited)

Q3 2002 Reported Earnings per Share			$0.96
Adjust for Q3 2002 Quarterly Effective Tax Rate Adjustment			(0.11)
Adjust for discontinued operations (ITC)			(0.13)

Q3 2002 Operating Earnings per Share			$0.72

Regulated Electric			0.04
Gross Margin		(0.24)
Weather impact (above normal in 2002)	(0.27)
Incremental losses to Choice	(0.06)
Non-recoverable blackout impact (margin)	(0.06)
Power supply rate/mix	0.11
Territory growth	0.04
O&M Expense		0.11
Net storm expense (including insurance)	0.03
MISO billing adjustment	0.03
Pensions and benefits	(0.03)
Other cost reductions/deferrals/timing	0.08
Depreciation and Amort — primarily regulatory deferrals		0.15
Interest & Other		0.02
Regulated Gas			(0.13)
O&M Expense		(0.07)
Operations, customer service, uncollectables expense & benefits
Taxes & Other		(0.06)
Non Regulated			0.04
Energy Trading and Co-Energy — Gains on storage and transport contracts		0.14
Coal-Based Fuels — Coke battery earnings in 2002, lower synfuel production		(0.08)
Other — Portland pipeline sale, merchant energy		(0.02)

Q3 2003 Operating Earnings per Share			$0.67

Non-recurring direct costs of blackout			(0.10)
Quarterly effective tax rate adjustment			0.49
Adjustment for discontinued operations			(0.02)
Q3 2003 Reported Earnings per Share			$1.04

Net Income Summary
(Preliminary/Unaudited)

(in millions, except per share amounts)	Reported			Operating	Operating
	Q3 2003	Adjustments		Q3 2003	Q3 2002	Variance

Energy Resources
Regulated — Power Generation	$61	$16	A	$77	$54	$23
Non-Regulated
Energy Services
Coal Based Fuels	27	—		27	39	(12)
On Site Energy Projects	2	—		2	3	(1)
Merchant Generation	(4)	—		(4)	3	(7)
Other	(2)	—		(2)	—	(2)
Coal Services	2	—		2	3	(1)
Biomass Energy	1	—		1	2	(1)
Energy Trading & CoEnergy Portfolio	23	—		23	(1)	24
Energy Resources Overheads	(4)			(4)	(4)	—

Total Energy Resources Non-Regulated	$45	$—		$45	$45	$—

Total Energy Resources	$106	$16		$122	$99	$23

Energy Distribution
Regulated — Power Distribution	$35	$—		$35	$51	$(16)
Non Regulated (Energy Technologies)	(3)	—		(3)	(4)	1

Total Energy Distribution	$32	$—		$32	$47	$(15)

Energy Gas
Regulated	$(45)	$—		$(45)	$(23)	$(22)
Non-Regulated	12	—		12	6	6

Total Energy Gas	$(33)	$—		$(33)	$(17)	$(16)

Holding Company & Other
Energy Technology Investments	$(2)	$—		$(2)	$(4)	$2
Other	77	(82	)F	(5)	(5)	—

Total Holding Company & Other	$75	$(82)		$(7)	$(9)	$2

Total
Regulated
Electric	$96	$16		$112	$105	$7
Gas	(45)	—		(45)	(23)	(22)
Non-Regulated	52	—		52	43	9
Holding Company/Other	77	(82)		(5)	(5)	—

Total	$180	$(66)		$114	$120	$(6)

Discontinued Operations
ITC	$(4)	$4	G	$—	$—	$—

Total Net Income	$176	$(62)		$114	$120	$(6)

Total Diluted EPS	$1.04	$(0.37)		$0.67	$0.72	$(0.05)

Average Diluted Shares Outstanding	168	168		168	164

Key:

A            Blackoust costs
B            Adjustment of EITF 98-10 accounting change — flowback of cumulative effect
C            Loss on sale of steam heating business
D            Disallowance of gas costs
E            Contribution to DTE Energy Foundation
F            Tax credit driven normalization
G            Adjusted gain on sale of ITC

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF FINANCIAL POSITION (PRELIMINARY/UNAUDITED)
(in Millions)

	Sept. 30	Dec. 31	Percent
ASSETS	2003	2002	Change

Current Assets
Cash and cash equivalents	$90	$133	-32%
Restricted cash	100	237	-58%
Accounts receivable
Customer (less allow. for doubtful accounts of $121 and $82)	825	902	-9%
Accrued unbilled revenues	187	296	-37%
Other	329	237	39%
Inventories
Fuel and gas	596	413	44%
Materials and supplies	170	163	4%
Assets from risk management and trading activities	261	224	17%
Other	199	159	25%

	2,757	2,764	—

Investments
Nuclear decommissioning trust funds	484	417	16%
Other	468	487	-4%

	952	904	5%

Property
Property, plant and equipment	17,631	17,862	-1%
Less accumulated depreciation and depletion	(7,961)	(8,049)	1%

	9,670	9,813	-1%

Other Assets
Goodwill	2,084	2,119	-2%
Regulatory assets	2,088	1,197	74%
Securitized regulatory assets	1,550	1,613	-4%
Assets from risk management and trading activities	141	152	-7%
Prepaid pension assets	179	172	4%
Other	515	504	2%

	6,557	5,757	14%

Total Assets	$19,936	$19,238	4%

	Sept. 30	Dec. 31	Percent
LIABILITIES AND SHAREHOLDERS’ EQUITY	2003	2002	Change

Current Liabilities
Accounts payable	$650	$647	—
Accrued interest	120	115	4%
Dividends payable	91	90	1%
Accrued payroll	33	49	-33%
Short-term borrowings	469	414	13%
Current portion long-term debt, including capital leases	752	1,018	-26%
Liab. from risk mgmt. and trading activities	279	284	-2%
Other	633	596	6%

	3,027	3,213	-6%

Other Liabilities
Deferred income taxes	1,115	916	22%
Regulatory liabilities	161	179	-10%
Asset retirement obligations	854	—	—
Unamortized investment tax credit	159	168	-5%
Liab. from risk mgmt. and trading activities	212	208	2%
Liab. from transportation and storage contracts	486	523	-7%
Accrued pension liability	404	582	-31%
Nuclear decommissioning	61	416	-85%
Other	683	683	—

	4,135	3,675	13%
Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,660	5,656	—
Securitization bonds	1,496	1,585	-6%
Preferred Securities of Subsidiaries	280	—	—
Equity-linked securities	186	191	-3%
Capital lease obligations	78	82	-5%

	7,700	7,514	—

Contingencies
Preferred Securities of Subsidiaries	—	271	—
Shareholders’ Equity
Common stock	3,091	3,052	1%
Retained earnings	2,168	2,132	2%
Accumulated other comprehensive loss	(185)	(619)	-70%

	5,074	4,565	11%

Total Liabilities and Shareholders’ Equity	$19,936	$19,238	4%

The Consolidated Statement of Financial Position (Preliminary/Unaudited) should be read in conjunction with the
Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

n/m — not meaningful

DTE ENERGY COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS (PRELIMINARY/UNAUDITED)

	9 Months - September

	2003	2002
(in Millions)
Operating Activities
Net Income	$292	$429
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion, and amortization	551	590
Deferred income taxes	(55)	(143)
Gain on sale of assets, net	(132)	—
Partners’ share of synfuel project losses	(58)	(24)
Cumulative effect of accounting changes	27	—
Changes in assets and liabilities, exclusive of changes shown separately	(383)*	(336)

Net cash from operating activities	242	516

Investing Activities
Plant and equipment expenditures — regulated	(504)	(500)
Plant and equipment expenditures — non-regulated	(58)	(150)
Proceeds from sale of interests in synfuel projects	67	11
Proceeds from sale of ITC and other assets	643	8
Restricted cash for debt redemptions	137	34
Other investments	(66)	(59)

Net cash from (used for) investing activities	219	(656)

Financing Activities
Issuance of long-term debt	529	388
Redemption of long-term debt	(897)	(512)
Issuance of preferred securities	—	180
Redemption of preferred securities	—	(180)
Short-term borrowings, net	55	107
Issuance of common stock	33	265
Dividends on common stock	(259)	(252)
Contributions from synfuel partners	44	10
Other	(9)	(22)

Net cash used for financing activities	(504)	(16)

Net Decrease in Cash and Cash Equivalents	(43)	(156)
Cash and Cash Equivalents at Beginning of the Period	133	268

Cash and Cash Equivalents at End of the Period	$90	$112

* Includes pension contribution of $222 million.

The Detroit Edison Company
Consolidated Statement of Operations (Preliminary/Unaudited)
(in Millions)

	3 Months - September			9 Months - September
	2003	2002	% Change	2003	2002	% Change

Operating Revenues	$1,017	$1,200	-15%	$2,824	$3,092	-9%

Operating Expenses
Fuel and purchased power	288	386	-25%	762	841	-9%
Operation and maintenance	316	341	-7%	1,025	937	9%
Depreciation and amortization	127	164	-23%	386	449	-14%
Taxes other than income	67	69	-3%	204	206	-1%

	798	960	-17%	2,377	2,433	-2%

Operating Income	219	240	-9%	447	659	-32%

Other (Income) and Deductions
Interest expense	71	76	-7%	217	232	-6%
Interest income	—	—	—	—	(1)	—
Other income	(29)	(5)	n/m	(62)	(16)	n/m
Other expenses	30	10	n/m	67	34	n/m

	72	81	-11%	222	249	-11%

Income Before Income Taxes	147	159	-8%	225	410	-45%
Income Tax Provision	51	54	-6%	78	138	-43%

Income Before Accounting Change	96	105	-9%	147	272	-46%
Cumulative Effect of Accounting Change	—	—	—	(6)	—	—

Reported Earnings	$96	$105	-9%	$141	$272	-48%

Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	—	—	6	—	—
Unusual Items
August 2003 Blackout Costs	16	—	—	16	—	—
Loss on Sale of Steam Heating Business	—	—	—	14	—	—
Elimination of Intercompany Gain	—	—	—	—	(4)	—

Operating Earnings	$112	$105	7%	$177	$268	-34%

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q.

n/m — not meaningful

Michigan Consolidated Gas Company
Consolidated Statement of Operations (Preliminary/Unaudited)
(in Millions)

	3 Months - September			9 Months - September

	2003	2002	% Change	2003	2002	% Change

Operating Revenues	$142	$117	21%	$1,078	$942	14%

Operating Expenses
Cost of gas	56	31	81%	637	531	20%
Operation and maintenance	90	73	23%	251	213	18%
Depreciation, depletion and amortization	26	26	—	79	79	—
Taxes other than income	12	11	9%	42	38	11%
Property write-down and contract losses	—	—	—	5	48	n/m

	184	141	30%	1,014	909	12%

Operating Income (Loss)	(42)	(24)	-75%	64	33	94%

Other (Income) and Deductions
Interest expense	13	12	8%	42	44	-5%
Interest income	(2)	(2)	—	(8)	(8)	—
Other	(2)	(2)	—	(4)	(4)	—

	9	8	-13%	30	32	-6%

Income (Loss) Before Income Taxes	(51)	(32)	-59%	34	1	n/m
Income Tax Provision (Benefit)	(14)	(12)	-17%	7	—	—

Reported Earnings (Loss)	(37)	(20)	-85%	27	1	n/m
Purchase Accounting and Other Adjustments	(5)	(1)	n/m	(5)	30	n/m

Operating Earnings (Loss) (A)	$(42)	$(21)	n/m	$22	$31	-29%

The Consolidated Statement of Operations (Preliminary/Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q.

(A) Represents MichCon’s results included in the DTE Energy Consolidated Statement of Operations.
n/m — not meaningful

Sales Analysis

Electric Sales - Detroit Edison Service Area (000’s of MWh)
	Q3 2003	Q3 2002	% Change

Residential	4,457	5,131	-13.1%
Commercial	4,162	5,076	-18.0%
Industrial	3,044	3,472	-12.3%
Other	653	678	-3.7%

TOTAL SYSTEM	12,316	14,357	-14.2%
Choice Sales*	2,141	935	129.0%

TOTAL SALES	14,457	15,292	-5.5%

* Includes Dearborn Industrial Group sales

Gas Sales and End User Transportation- MichCon Service Area (Mcf)

	Q3 2003	Q3 2002	% Change

Residential	9,150,523	7,834,319	16.8%
Commercial	3,093,001	2,851,688	8.5%
Industrial	314,234	346,125	-9.2%

	12,557,758	11,032,132	13.8%
End User Transportation*	26,696,816	35,770,090	-25.4%

TOTAL SALES	39,254,574	46,802,222	-16.1%

* includes choice customers

Electric Revenue — Detroit Edison Service Area ($000s)

	Q3 2003	Q3 2002	% Change

Residential	404,888	469,817	-13.8%
Commercial	338,121	411,264	-17.8%
Industrial	158,683	179,022	-11.4%
Other	29,633	29,610	0.1%

TOTAL SYSTEM	931,325	1,089,713	-14.5%
Choice Sales*	9,476	4,990	89.9%

TOTAL SALES	940,801	1,094,703	-14.1%

* Includes Dearborn Industrial Group sales

Weather

Cooling Degree Days (Detroit Edison service area)
	Q3 2003	Q3 2002	% Change

Actuals	548	782	-30%
Normal	537	544

Deviation from normal	2.0%	43.8%

Heating Degree Days (MichCon service area)
	Q3 2003	Q3 2002	% Change

Actuals	154	66	133%
Normal	153	147

Deviation from normal	0.7%	-55.1%

DTE Energy Debt/Equity Calculation
As of September 30, 2003
($ millions)

Short-term borrowings	$469
Current portion LTD + cap leases	752
Mortgage bonds, notes, and other long-term debt	5,660
Securitization bonds	1,496
Capital leases	78
Less QUIDS	385
Less MichCon short-term debt	171
Less securitization debt	1,585

Total debt	$6,314
Trust preferred	$280
QUIDS	385
Mandatory convertible	186

Total preferred/ other	$851
Equity	$5,074
Total cap	$12,239
Debt	51.59%
Preferred stock/ other	6.95%
Common shareholders’ equity	41.46%
Total	100.00%